UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 6, 2018

Teucrium Commodity Trust
(Exact name of registrant as specified in its charter)

Delaware	001-34765	61-1604355
(State or other jurisdictionof incorporation)	(Commission File Number)	(I.R.S. EmployerIdentification No.)

c/o Teucrium Trading, LLC 115 Christina Landing Drive Unit 2004 Wilmington, DE 19801
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (302) 543-5977

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective September 6, 2018, Steve Kahler resigned as the Chief Operating Officer of Teucrium Trading, LLC (the “Sponsor”). Mr. Kahler was responsible for the trade operations, trade execution, and portfolio activities with respect to Teucrium Corn Fund (“CORN”), the Teucrium Sugar Fund (“CANE”), the Teucrium Soybean Fund (“SOYB”), the Teucrium Wheat Fund (“WEAT”), and the Teucrium Agricultural Fund (“TAGS”).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Teucrium Commodity Trust
	By:	Teucrium Trading, LLC, its sponsor

Date: September 12, 2018	By:	/s/Dale Riker
Name: Dale Riker
Title: Chief Executive Officer